Exhibit 99.1

Box Announces Closing of Strategic Investment Led by KKR

REDWOOD CITY, Calif. – May 12, 2021 – Box, Inc. (NYSE: BOX), a leading Content Cloud, today announced that it has closed the previously announced $500 million investment led by KKR. In connection with the closing of the investment, John Park, Head of Americas Technology Private Equity at KKR, has been appointed to the Box Board, effective immediately.

Box anticipates using substantially all of the proceeds to fund a share repurchase through a “Dutch auction” self-tender of up to $500 million of its common stock, with the specific amount and pricing of the self-tender to be determined based on market conditions and stock prices at the time when the self-tender is launched. The self-tender is expected to commence shortly after Box releases its fiscal first quarter financial results on May 27, 2021.

“We are pleased to establish this relationship with KKR and to welcome John to the Box Board of Directors,” said Bethany Mayer, Chair of Box Board of Directors. “This transaction reflects the culmination of the Board’s comprehensive review of a wide range of strategic options, and our determination that this is the optimal path to drive the company’s next phase of growth. Through this investment and share repurchase, stockholders are able to elect to either monetize their investment or participate in any upside potential with KKR as a committed partner.”

Additional information regarding the closing of the investment will be included in a Form 8-K to be filed with the Securities and Exchange Commission.

Advisors

Morgan Stanley & Co. LLC is serving as financial advisor to Box in connection with the investment. Wilson Sonsini Goodrich & Rosati, P.C. and Sidley Austin LLP are serving as legal advisors to Box.

About Box

Box (NYSE:BOX) is a leading cloud content management platform that enables organizations to accelerate business processes, power workplace collaboration, and protect their most valuable information, all while working with a best-of-breed enterprise IT stack. Founded in 2005, Box simplifies work for leading organizations globally, including AstraZeneca, JLL, and Morgan Stanley. Box is headquartered in Redwood City, CA, with offices in the United States, Europe, and Asia. To learn more about Box, visit http://www.box.com. To learn more about how Box powers nonprofits to fulfill their missions, visit Box.org.

About KKR

KKR is a leading global investment firm that offers alternative asset management and capital markets and insurance solutions. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and supporting growth in its portfolio companies and communities. KKR sponsors investment funds that invest in private equity, credit and real assets and has strategic partners that manage hedge funds. KKR’s insurance subsidiaries offer retirement, life and reinsurance products under the management of The Global Atlantic Financial Group. References to KKR’s investments may include the activities of its sponsored funds and insurance subsidiaries. For additional information about KKR & Co. Inc. (NYSE:KKR), please visit KKR’s website at www.kkr.com and on Twitter @KKR_Co.

Forward-Looking Statements

Certain statements contained herein contain forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, statements about the investment and achievement of its potential benefits; any potential repurchase of shares of Box common stock, whether, when, in what amount and by what method (whether by tender offer or otherwise) any such repurchase would be consummated, and the per share price of any such repurchase; our future financial and operating results, including expectations regarding revenues, deferred revenue, billings, remaining performance obligations, gross margins and operating income; our market opportunity, business plan and ability to effectively manage our growth; our ability to maintain an adequate rate of revenue and billings growth and our expectations regarding such growth; our ability to achieve profitability and expand or maintain positive cash flow; our ability to achieve our long-term margin objectives; our ability to grow our unrecognized revenue and remaining performance obligations; our expectations regarding our revenue mix; costs associated with defending intellectual property infringement and other claims and the frequency of such claims; our ability to attract and retain end-customers; our ability to further penetrate our existing customer base; our expectations regarding our retention rate; our ability to displace existing products in established markets; our ability to expand our leadership position as a cloud content management platform; our ability to timely and effectively scale and adapt our existing technology; our investment strategy, including our plans to further invest in our business, including investment in research and development, sales and marketing, our data center infrastructure and our professional services organization, and our ability to effectively manage such investments; our ability to expand internationally; expectations about competition and its effect in our market and our ability to compete; the effects of seasonal trends on our operating results; use of non-GAAP financial measures; our belief regarding the sufficiency of our cash, cash equivalents and our credit facilities to meet our working capital and capital expenditure needs for at least the next 12 months; our expectations concerning relationships with third parties; our ability to attract and retain qualified employees and key personnel; our ability to realize the anticipated benefits of our partnerships with third parties; the effects of new laws, policies, taxes and regulations on our business; management’s plans, beliefs and objectives, including the importance of our brand and culture on our business; our ability to maintain, protect and enhance our brand and intellectual property; and future acquisitions of or investments in complementary companies, products, services or technologies and our ability to successfully integrate such companies or assets. These statements are based on estimates and information available to us at the time of this presentation and are no guarantees of future performance. We assume no obligation and do not intend to update these forward-looking statements or to conform these statements to actual results or to changes in our expectations.

Certain Information Regarding the Tender Offer

The description contained herein is for informational purposes only and is not a recommendation, an offer to buy or the solicitation of an offer to sell any shares of Box’s common stock. A tender offer for the outstanding shares of Box’s common stock has not commenced. If a tender offer is commenced, if ever, Box will file or cause to be filed a Tender Offer Statement on Schedule TO with the SEC. The Tender Offer Statement (including an Offer to Purchase, a related Letter of Transmittal and other tender offer documents) will contain important information that should be read carefully before any decision is made with respect to the tender offer. Those materials will be made available to Box’s stockholders at no expense to them through Box’s Investor Relations website at www.boxinvestorrelations.com. In addition, those materials (and any other documents filed with the SEC) will be available at no charge on the SEC’s website at www.sec.gov.

Important Additional Information and Where to Find It

Box intends to file a proxy statement on Schedule 14A, an accompanying proxy card and other relevant documents with the SEC in connection with such solicitation of proxies from Box stockholders for Box’s 2021 annual meeting of stockholders. BOX STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ BOX’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by Box with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the “SEC Filings” subsection of the “Financial Information” section of Box’s Investor Relations website at www.boxinvestorrelations.com or by contacting Box’s Investor Relations department at ir@box.com, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants to the Solicitation

Box, its directors and certain of its executive officers are participants in the solicitation of proxies from Box stockholders in connection with matters to be considered at Box’s 2021 annual meeting of stockholders. Information regarding the direct and indirect interests, by security holdings or otherwise, of Box’s directors and executive officers, in Box is included in Box’s Proxy Statement on Schedule 14A for its 2020 annual meeting of stockholders, filed with the SEC on May 28, 2020, Box’s Annual Report on Form 10-K for the year ended January 31, 2021, filed with the SEC on March 19, 2021 and in Box’s Current Reports on Form 8-K filed with the SEC from time to time. Changes to the direct or indirect interests of Box’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 and Annual Statements of Changes in Beneficial Ownership on Form 5. These documents are available free of charge as described above. Updated information regarding the identities of potential participants and their direct or indirect interests, by security holdings or otherwise, in Box will be set forth in the Proxy Statement for Box’s 2021 annual meeting of stockholders and other relevant documents to be filed with the SEC, if and when they become available.

Contacts

Investors:

Elaine Gaudioso

+1 650-209-3463

ir@box.com

Media:

Denis Roy / Rachel Levine

+1 650-543-6926

press@box.com

OR

Joele Frank, Wilkinson Brimmer Katcher

Leigh Parrish / Dan Moore

+1 212-355-4449

KKR:

Cara Major or Miles Radcliffe-Trenner

media@kkr.com